SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

(X) Preliminary Proxy Statement      ( ) Confidential, for Use of the Commission
( ) Definitive Proxy Statement           Only (as permitted by Rule 14c-6(e)(2)
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant
    to Rule 14a-12

--------------------------------------------------------------------------------

                                 Van Ness Funds

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                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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( ) Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

                                 VAN NESS FUNDS

                             100 Unicorn Park Drive
                           Woburn, Massachusetts 01801

                                October 19, 2001

Dear Shareholders:

      You are cordially invited to attend a Special Meeting of Shareholders of the Van Ness Funds ("Trust") to be held at 10:00 a.m. (Eastern time) on Thursday, November 15, 2001, at the offices of the Trust, 100 Unicorn Park Drive, Woburn, Massachusetts 01801 ("Meeting").

      The Trust currently consists of the following five series: Van Ness Extended Market Index Fund, Van Ness International Index Fund, Van Ness Money Market Fund, Van Ness S&P 500 Index Fund and Van Ness Total Bond Index Fund ("Funds"). Each Fund currently invests substantially all of its assets in a corresponding series (each a "Master Portfolio") of Master Investment Portfolios ("MIP"). According to the MIP proxy materials recently received by the Funds, MIP is asking its interestholders, including the Funds, to approve amendments to the fundamental investment policies of each Master Portfolio. To the extent that those changes are approved by MIP's interestholders, the fundamental investment policies of the Master Portfolio may be broader than those of the Funds. As a result, at the Meeting, shareholders of the Funds will be asked to approve several proposed changes to the fundamental investment policies of the Funds that are intended to liberalize and modernize the fundamental investment policies of the Funds and to ensure that the fundamental investment policies remain consistent with their corresponding Master Portfolios.

      The Board of Trustees has given full and careful consideration to this matter and has concluded that each part of the proposal is in the best interests of each Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each part of the proposal.

      Your vote is important. To assure your representation at the Meeting, please vote by signing and dating the enclosed proxy ballot and returning it promptly in the accompanying envelope, whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

                                 Very truly yours,

                                 /s/ Harris A Fricker
                                 Harris A. Fricker
                                 Chairman of the Board and President of the
                                 Van Ness Funds

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 VAN NESS FUNDS

                             100 Unicorn Park Drive
                           Woburn, Massachusetts 01801

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of the Van Ness Funds ("Trust") will be held on Thursday, November 15, 2001, at 10:00 a.m. (Eastern time), at the offices of the Trust, 100 Unicorn Park Drive, Woburn, Massachusetts 01801, to consider and vote on the following matters:

      (1) To approve the amendment of certain fundamental investment policies of each series of the Trust; and

      (2) To transact any other business, not currently contemplated, that may properly come before the Meeting in the discretion of the proxies or their substitutes.

      The accompanying proxy statement relates to each series of the Trust. Shareholders of record at the close of business on October 1, 2001 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                        By Order of the Board of Trustees,

                                        /s/ Ryan M. Louvar
                                        Ryan M. Louvar
                                        Secretary

October 19, 2001

Please execute the enclosed proxy ballot and return it promptly in the enclosed envelope, thus enabling the Trust to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy ballot is revocable and will not affect your right to vote in person if you attend the Meeting.

                        ---------------------------------
                                 PROXY STATEMENT
                        ---------------------------------

                                 VAN NESS FUNDS

                             100 Unicorn Park Drive
                           Woburn, Massachusetts 01801

         Special Meeting of Shareholders to be held on November 15, 2001

      This Proxy Statement is being furnished to shareholders of each series of the Van Ness Funds ("Trust") in connection with the solicitation of proxies by the Board of Trustees of the Trust ("Board"), for a Special Meeting of Shareholders of the Trust ("Meeting") to be held at the offices of the Trust, 100 Unicorn Park Drive, Woburn, Massachusetts 01801, on Thursday, November 15, 2001, beginning at 10:00 a.m. (Eastern time), and at any adjournment or postponement thereof. The Board plans to begin sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy ballot on or about October 19, 2001 to all shareholders entitled to vote.

      The Trust, a Delaware business trust, currently consists of the following five series: Van Ness Extended Market Index Fund, Van Ness International Index Fund, Van Ness Money Market Fund, Van Ness S&P 500 Index Fund and Van Ness Total Bond Index Fund ("Funds"). This proxy statement applies to each of the Funds.

      Each Fund currently invests substantially all of its assets in a corresponding series (each a "Master Portfolio") of Master Investment Portfolios ("MIP"). According to the MIP proxy materials recently received by the Funds, MIP is asking its interestholders, including the Funds, to approve amendments to the fundamental investment policies of each Master Portfolio. To the extent that those changes are approved by MIP's interestholders, the fundamental investment policies of the Master Portfolio may be broader than those of the Funds. As a result, at the Meeting, shareholders will be asked to approve several proposed changes to the fundamental investment policies of the Funds that are intended to liberalize and modernize the fundamental investment policies of the Funds and to ensure that the fundamental investment policies remain consistent with their corresponding Master Portfolios.

                               VOTING INFORMATION

      Shareholders who owned shares of a Fund at the close of business on October 1, 2001 ("Record Date") are entitled to vote at the Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one vote with respect to proposals on which the Fund's shareholders are entitled to vote (a fractional share has a fractional vote). You will find the number of shares outstanding on the Record Date for each Fund in the following table:

   ------------------------------------------------------------------------
              Fund                 Shares Outstanding as of October 1, 2001
   ------------------------------------------------------------------------
   Extended Market Index Fund                     5,107.238
   ------------------------------------------------------------------------
    International Index Fund                      5,558.260
   ------------------------------------------------------------------------
       Money Market Fund                          51,425.320
   ------------------------------------------------------------------------
       S&P 500 Index Fund                         7,080.078
   ------------------------------------------------------------------------
     Total Bond Index Fund                        4,911.043
   ------------------------------------------------------------------------

      On the Record Date, to the knowledge of the Trust, the following shareholders owned beneficially and of record 5% or more of the outstanding shares of the following Funds:

-------------------------------------------------------------------------------------------------
                                             Name and Address                  Percentage of Fund
            Name of Fund                         of Owner
-------------------------------------------------------------------------------------------------
Van Ness Extended Market Index Fund    Whatifi Financial, Inc.
                                       100 Unicorn Park Drive
                                       2nd Floor
                                       Woburn, MA 01801                             39.5902%
-------------------------------------------------------------------------------------------------
                                       Scott A. Snook
                                       48C Wilson Road
                                       West Point, NY 10996                         15.2395%
-------------------------------------------------------------------------------------------------
                                       Geoffrey Watts
                                       31 College road
                                       Wellesley, MA 02482                           7.1120%
-------------------------------------------------------------------------------------------------
                                       Robert E. Phillips
                                       Sherilyn W. Phillips
                                       11 Alexis Lane
                                       Hampton Falls, NH 03844                       6.7879% (1)
-------------------------------------------------------------------------------------------------
                                       Kathy Wheadon
                                       Christian H. Stuetz
                                       6 Middlebury Lane
                                       Beverly Farms, MA 01915 (1)                   6.4678% (2)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Van Ness International Index Fund      Whatifi Financial, Inc.
                                       100 Unicorn Park Drive
                                       2nd Floor
                                       Woburn, MA 01801                             38.2290%
-------------------------------------------------------------------------------------------------
                                       Scott A. Snook
                                       48C Wilson Road
                                       West Point, NY 10996                         16.8152%
-------------------------------------------------------------------------------------------------
                                       Robert E. Phillips
                                       Sherilyn W. Phillips
                                       11 Alexis Lane
                                       Hampton Falls, NH 03844                      13.8126% (1)
-------------------------------------------------------------------------------------------------
                                       Geoffrey Watts
                                       31 College road
                                       Wellesley, MA 02482                           7.7701%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                             Name and Address                  Percentage of Fund
            Name of Fund                         of Owner
-------------------------------------------------------------------------------------------------
Van Ness Money Market Fund             Whatifi Financial, Inc.
                                       100 Unicorn Park Drive
                                       2nd Floor
                                       Woburn, MA 01801                             41.3452%
-------------------------------------------------------------------------------------------------
                                       Kathy Wheadon
                                       Christian H. Stuetz
                                       6 Middlebury Lane
                                       Beverly Farms, MA 01915                      22.2571% (2)
-------------------------------------------------------------------------------------------------
                                       Carissa Getty
                                       3949 McKinley St. NE
                                       Columbia Heights, MN 55421                    6.6839%
-------------------------------------------------------------------------------------------------
                                       Monica Chandra
                                       2 Hampton Road
                                       Lexington, MA 02421                           6.4395%
-------------------------------------------------------------------------------------------------
                                       Robert E. Phillips
                                       Sherilyn W. Phillips
                                       11 Alexis Lane
                                       Hampton Falls, NH 03844                       5.6860% (1)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Van Ness S&P 500 Index Fund            Whatifi Financial, Inc.
                                       100 Unicorn Park Drive
                                       2nd Floor
                                       Woburn, MA 01801                             28.4163%
-------------------------------------------------------------------------------------------------
                                       Robert E. Phillips
                                       Sherilyn W. Phillips
                                       11 Alexis Lane
                                       Hampton Falls, NH 03844                      14.2758% (1)
-------------------------------------------------------------------------------------------------
                                       Scott A. Snook
                                       48C Wilson Road
                                       West Point, NY 10996                         13.9079%
-------------------------------------------------------------------------------------------------
                                       Kathy Wheadon
                                       Christian H. Stuetz
                                       6 Middlebury Lane
                                       Beverly Farms, MA 01915                       6.9508% (2)
-------------------------------------------------------------------------------------------------
                                       Geoffrey Watts
                                       31 College road
                                       Wellesley, MA 02482                           5.4647%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                     Name and Address          Percentage of Fund
            Name of Fund                                 of Owner
-------------------------------------------------------------------------------------------------
Van Ness Total Bond Index Fund         Whatifi Financial, Inc.
                                       100 Unicorn Park Drive
                                       2nd Floor
                                       Woburn, MA 01801                             43.8387%
-------------------------------------------------------------------------------------------------
                                       Robert E. Phillips
                                       Sherilyn W. Phillips
                                       11 Alexis Lane
                                       Hampton Falls, NH 03844                      14.5090% (1)
-------------------------------------------------------------------------------------------------
                                       Kathy Wheadon
                                       Christian H. Stuetz
                                       6 Middlebury Lane
                                       Beverly Farms, MA 01915                      10.5235% (2)
-------------------------------------------------------------------------------------------------
                                       Scott A. Snook
                                       48C Wilson Road
                                       West Point, NY 10996                          5.1391%
-------------------------------------------------------------------------------------------------

(1) Beneficial and record ownership is not held jointly with respect to all shares. Certain shares are held individually by Robert E. Phillips.

(2) Beneficial and record ownership is not held jointly with respect to all shares. Certain shares are held individually by Kathy Wheadon. In addition, certain shares are held with a record address of 965 Arlington, El Cerrito, CA 94530.

      No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of either Fund's outstanding shares on the Record Date.

      On the Record Date, our Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund, except for the Van Ness Extended
Market Index Fund and Van Ness S&P 500 Index Fund, where Harris A. Fricker, Chairman of the Board and President of the Trust, owned 3.4184% and 2.6568%, respectively, of the outstanding shares. The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein.

      The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy ballot to vote in accordance with their best judgment.

      A proxy ballot, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy ballot that is properly executed but has no voting instructions as to any part of the proposal will be voted "FOR" that part of the proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

      Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider each proposal. Your proxy will NOT be considered cast, however, if an abstention is indicated as such on the proxy or you indicate that you are withholding your vote. Abstentions will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Meeting. Consequently, an abstention will have the effect of a vote against a proposal.

      For each part of Proposal 1, in which shareholders of each Fund vote separately, a quorum will exist for a Fund if shareholders entitled to vote one-third (33 1/3%) of all of the issued and outstanding shares of that Fund on the Record Date are present in person or by proxy. Since each Fund must vote separately, a quorum with respect to each Fund is required to conduct business with respect to that Fund.

      Votes Necessary to Approve Each Part of Proposal 1. If a quorum with respect to a Fund is present, the affirmative vote of the holders of a majority of the outstanding shares of each Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), is required to approve the changes relating to your Fund's fundamental investment policies. The 1940 Act defines the majority of the outstanding shares of a Fund as the lesser of (i) the vote of the holders of 67% or more of the voting shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy, or (ii) the vote of the holders of more than 50% of the outstanding voting shares of the Fund.

      Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast. As a result, abstentions and "broker non-votes" will the have the effect of a vote against each portion of Proposal 1. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to a portion of the proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

      Adjournments. If a quorum with respect to a Fund is present at the Meeting but sufficient votes to approve a portion of the Proposal with respect to that Fund have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy or by the chair of the Meeting in his or her discretion. Regardless of whether an adjournment is called with respect to one or more Funds, each other Fund may take a vote at the Meeting if a quorum is present with respect to such Fund and sufficient votes have been received. A shareholder vote may be taken on any part of the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Proxy Solicitation Firm. The Trust has retained BISYS Fund Services Ohio, Inc. ("BISYS") to solicit proxies for the Meeting. BISYS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. The anticipated cost of such services is approximately $1,000.

      In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without additional cost to the Trust. Such solicitation may be by telephone, facsimile, the Internet or otherwise. The Trust will reimburse BISYS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

      A copy of each Fund's most recent annual report and the most recent semi-annual report may be accessed online at the website from which you were referred or www.whatifi.com under the Fund Center tab. The Trust will also furnish, without charge, to any shareholder upon request, a printed version of each report. Such requests may be directed to the Trust by contacting customer service at 1-877-942-8434 or sending an e-mail request to us at support@whatifi.com.

                                   PROPOSAL 1

              AMENDING YOUR FUND'S FUNDAMENTAL INVESTMENT POLICIES

      The 1940 Act requires investment companies (such as the Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Trust's investment adviser.

      The Master Portfolios in which each of the Funds invest substantially all of its assets have asked their interestholders to approve amendments to the fundamental investment policies of each Master Portfolio. As mentioned above, each Master Portfolio is a series of MIP.

      According to the MIP proxy solicitation materials, which the Funds have received from MIP, MIP is asking its interestholders, including the Funds, to approve proposals to: (1) elect the Board of Trustees of MIP; (2) convert certain Master Portfolios' investment objectives from fundamental to non-fundamental; (3) change the benchmark index that the Bond Index Master Portfolio tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Master Portfolio's investment objective; and (4) amend certain Master Portfolios' fundamental investment policies and converting certain others to non-fundamental investment policies. MIP requested that the Board of Trustees of the Trust either: (a) authorize the submission of these proposals to the Funds' shareholders for their approval; or (b) vote the shares of the Master Portfolios held by each Fund in the same proportion as the vote of all other holders of the Master Portfolio's securities ("mirror vote").

      In determining whether the Funds' shareholders should be solicited to vote in the recommended changes with respect to MIP or whether each of the Funds should mirror vote their shares of each Master Portfolio held by the Funds in the same proportion as the vote of all other holders of each Master Portfolio's securities, the Board of Trustees of the Trust considered, among other things,
(1) the effect the proposed changes to the Master Portfolios may have on the Funds and their shareholders; (2) the percentage of the corresponding Master Portfolio that each Fund holds; and (3) the potential costs of such a proxy solicitation. After a careful review of these factors, the Board of Trustees of the Trust determined to approve mirror voting in this instance.

      In light of MIP's decision to solicit interestholder approval for changes to each Master Portfolio's fundamental investment policies, the investment adviser of the Trust, Whatifi Asset Management, Inc. ("Whatifi" or "Adviser"), and the Board of Trustees of the Trust reviewed each Fund's fundamental investment policies and determined that it would be in the best interests of each of the Funds to have fundamental investment policies that are as broad as possible to give the Funds maximum flexibility in the future when and if further changes to the fundamental investment policies of a Master Portfolio in which a Fund invests are made. Whatifi and the Board believe that increasing the flexibility of the investment policies that are required to be fundamental by broadening them at least as far as, and in some cases farther than, the Master Portfolios are proposing to do could help the Funds minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. This is especially true with respect to the Funds that might have to make relatively quick policy changes in order to be able to remain invested in a particular Master Portfolio without violating a Fund's fundamental investment policy, if the Master Portfolio makes a change to its own fundamental investment policies that would be inconsistent with the existing policy of the Fund. Management also believes that its ability to manage the Funds' assets in a changing investment environment will be enhanced by the proposed amendments and that investment management opportunities will also be increased as a result.

      The changes to the fundamental investment policies being proposed for approval by shareholders of each of the Funds cover those areas for which the 1940 Act requires the Trust to have a fundamental restriction in a way that provides maximum flexibility to respond to future legal, regulatory, market or technical changes. None of the changes being proposed for approval by shareholders are intended or expected to affect the Funds' current investment objectives or the way the Funds are currently being managed. These changes in the Funds' fundamental investment polices would generally simplify, streamline and standardize the fundamental investment policies that are required to be stated under the 1940 Act, in addition to providing more flexibility.

      Each part of the proposal will be voted on separately by each Fund, and the approval of part of the proposal will require the approval of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. If any portion of the proposal is not approved with respect to a Fund, that particular fundamental investment policy will remain unchanged with respect to that Fund.

      If shareholders approve the proposed amendments, the Funds will be able to continue to invest in the Master Portfolios, as long as such investment remains in the best interests of the Funds and their shareholders. In the event that shareholders do not approve one or more portions of the proposal with respect to a Fund, the Board of Trustees may need to consider alternative arrangements with respect to the Funds' investments to the extent it is no longer appropriate for the Fund to invest in its current corresponding Master Portfolio as a result of incompatible fundamental investment policies.

      Comparison of the Current and Proposed Policies. The table below sets forth a side-by-side comparison of each Fund's current and proposed fundamental investment policies. After each proposed policy is a commentary that describes the proposed policy and explains the significance of the proposed change to the Funds. The Board does not anticipate that approving these changes will result in a material change in the way the Trust operates the Funds at the present time.

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Proposal 1(A): Industry Concentration:

Each of the Funds may not purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, provided, however, that (i) this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements thereto), or, for the Money Market Fund, obligations of domestic banks, to the extent that the SEC, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations; and (ii) the S&P 500 Index Fund, the Extended Index Fund, the International Index Fund, and the Total Bond Index Fund will concentrate in obligations to approximately the same degree that their respective Indexes concentrate in those obligations during the same period.

--------------------------------------------------------------------------------
PROPOSED FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Each of the Funds may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by under any rule, regulation, interpretation or order by the regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect any Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that (a) each Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance the Fund seeks to track; and (b) the Money Market Fund reserves the right to concentrate in the obligations of domestic banks to the extent that the Securities and Exchange Commission, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations.

Commentary:

While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") has taken the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. If a Fund's fundamental policies prohibit the Fund from concentrating in an industry, the Fund may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. Each Fund is permitted to adopt reasonable definitions of what constitutes an industry or group of closely related industries, or it may use standard classifications promulgated by the SEC, or some combination thereof.

The Board recommends the amended investment policy for improved clarity, while maintaining the Fund-specific exceptions to the industry concentration restriction that are necessary for certain Funds. The proposed concentration policy continues to permit those Funds that are index funds to concentrate in a particular industry, or group of closely related industries, to approximately the same extent that an index, which a Fund tracks, is concentrated in that industry or group of closely related industries. In addition, the amended policy also clarifies that each Fund may invest in other investment companies and collateralized repurchase agreements without violating this restriction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Proposal 1(B): Diversification

Each of the Funds may not invest more than 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

With  respect to 75% of its total  assets  (100% in the case of the Money Market
Fund), each of the Funds may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer.

--------------------------------------------------------------------------------
PROPOSED FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Each of the Funds shall be a "diversified company" as that term is defined in the 1940 Act.

Commentary:

The Board recommends the amended investment policy for improved clarity and simplicity. The 1940 Act defines what it means to be a "diversified company" and that definition is substantially similar to the current policy. However, if the definition is later changed and the simplified policy is in place, the Funds' fundamental investment policy regarding diversification will not need to be amended further.

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Proposal 1(C): Borrowing Money

Each of the Funds may not borrow money, except to the extent permitted under the 1940 Act, provided that (i) the Bond Fund and the Money Market Fund may each borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) each of the S&P 500 Index Fund, the Extended Index Fund and the International Index Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but with respect to the S&P 500 Index Fund only, investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, an Index Fund's entry into options, forward contracts, futures contracts, including those related to indexes, and options or futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by such Fund.

--------------------------------------------------------------------------------
PROPOSED FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Each of the Funds may not borrow money or issue senior securities, except to the
extent  permitted  under  the  1940  Act,  including  the  rules,   regulations,
interpretations and any orders obtained thereunder.

Commentary:

The Board recommends the amended investment policy for improved clarity and simplicity. This policy provides the Funds with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding restrictions and on borrowing money, without incurring the costs of soliciting an shareholder vote in the future.

Reverse repurchase agreement transactions and transactions involving derivative investments are currently permitted under the 1940 Act, and would be permitted under the proposed policy. The 1940 Act currently allows a Fund to borrow up to one-third the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. To the extent that a Fund increases the amount it borrows, it would be subject to greater leverage risk, which is the risk that the increased assets available for investment would expose the Fund to greater market risk, interest rate risk, and other risks. However, the Funds currently intend to borrow money only for temporary or emergency (not leveraging) purposes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Proposal 1(D): Issuing Senior Securities

Each of the Funds may not issue senior securities, except as permitted under the 1940 Act.

--------------------------------------------------------------------------------
PROPOSED FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Each of the Funds may not borrow money or issue senior securities, except to the
extent  permitted  under  the  1940  Act,  including  the  rules,   regulations,
interpretations and any orders obtained thereunder.

Commentary:

The Board recommends the amended investment policy to provide the Funds with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding restrictions on issuing senior securities, without incurring the costs of soliciting an shareholder vote in the future.

The proposed policy simplifies the wording by referring to the 1940 Act provisions and will allow each Fund to issue senior securities to the full extent permitted under the 1940 Act. Under the 1940 Act, borrowing and certain other transactions by an investment company are viewed as creating "senior securities." Senior securities, such as debt, would be entitled to payment prior to the claims of the investment company's shareholders. The 1940 Act and related rules and interpretations thereunder permit funds to issue senior securities, including through borrowing, in certain circumstances. The reference to these provisions will in effect incorporate them into the fundamental restriction.

The 1940 Act generally prohibits funds from issuing any senior securities with limited exceptions. However, under current SEC staff interpretations, the Funds would be allowed to engage in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Proposal 1(E): Lending

Each of the Funds may not lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in certain short-term or temporary debt obligations, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund's total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Funds.

--------------------------------------------------------------------------------
PROPOSED FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Each of the Funds may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Commentary:

The Board recommends the amended investment policy for improved clarity and simplicity. This policy provides the Funds with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding lending, without incurring the costs of soliciting an shareholder vote in the future.

Lending securities may be a source of income to the Funds and is permitted under the 1940 Act, subject to certain limitations. Currently, the 1940 Act and regulatory interpretations limit the percentage of a Fund's securities that may be loaned to 33 1/3% of its total assets. It is unlikely that the Funds would lend money, except to the extent that the purchase of debt securities or similar evidences of indebtedness, or repurchase agreements could be considered a loan. To the extent that a Fund participates in certain lending transactions, there is a risk that the Fund, as lender, could experience a delay in obtaining prompt payment of a loan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Proposal 1(F): Investments in Real Estate

Each of the Funds may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

--------------------------------------------------------------------------------
PROPOSED FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Each of the Funds may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

Commentary:

The Board recommends the amended investment policy to make it clear that the Funds may sell real estate acquired as a result of its ownership of securities or other instruments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Proposal 1(G): Investments in Commodities and Commodity Contracts

Each of the Funds may not invest in commodities or commodity contracts (except that a Fund may invest in securities of an issuer which invests or deals in commodities or commodity contracts). This restriction shall not prohibit the S&P 500 Index Fund, the Extended Index Fund, the International Index Fund and the Bond Index Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

--------------------------------------------------------------------------------
PROPOSED FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------

Each of the Funds may not purchase physical commodities or contracts relating to physical commodities.

Commentary:

The Board recommends the amended investment policy for improved clarity and simplicity. This policy provides the Funds with maximum flexibility with respect to investments in commodities other than physical commodities, including future changes in the 1940 Act, including purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

While several of the Funds may already make investments in certain types of derivatives, the proposed restriction would expand the types of derivatives in which those Funds may invest and would allow the Money Market Fund, which could not previously invest in derivatives, to invest in derivatives for the first time. To the extent a Fund invests in derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The ability of each Fund to engage in futures contracts and options on futures will be or remain subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

It is not currently anticipated that any Fund will change its current practices with respect to investments in derivatives; these practices will be described in the Trust's current prospectus and statement of additional information in effect from time to time. You should consult the Trust's prospectus and statement of additional information for additional information about the potential risks of a Fund's investments in derivatives.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    A VOTE "FOR" EACH PART OF THIS PROPOSAL.

                                OTHER INFORMATION

      Information Regarding the Adviser. Whatifi Asset Management, Inc. is a Delaware corporation primarily engaged in providing investment advisory services to individual clients, as well as providing investment advisory services to the Trust. The Trust is the only investment company for which the Adviser provides advisory services. The Adviser is a wholly owned subsidiary of Whatifi Financial Inc. ("WFI"), a Delaware corporation that is a financial services holding company. Founded in January 2000, the Adviser is registered as an investment adviser with the SEC. The Adviser is located at 100 Unicorn Park Drive, Woburn, Massachusetts 01801.

      Information Concerning WFI. WFI, located at 100 Unicorn Park Drive, Woburn, Massachusetts, 01801, is a unique financial services company that has developed investment solutions for individuals since its founding in September 1999. The company, through its wholly-owned subsidiary, the Adviser, launched the Van Ness Funds on July 12, 2000, through its interactive Internet site located at www.whatifi.com and supervises assets of approximately $185,000 as of June 30, 2001.

      WFI entered into an agreement, effective February 1, 2001, with CIBC WMV, Inc. to provide funding to WFI in exchange for a 39% voting interest in WFI, resulting in a change in control of WFI. The change in control of WFI, as parent to the Adviser, necessitated a shareholder's meeting at which a new investment advisory agreement was approved effective March 30, 2001. In addition, the Trust and each of the Funds changed their name from "Whatifi" to "Van Ness" effective May 1, 2001.

      CIBC WMV, Inc. is a division of Canadian Imperial Bank of Commerce, one of North America's largest banks, with over 130 years of business and banking experience throughout North America and in 18 countries around the world. With almost 7 million customers in Canada and the largest PC banking customer base in the country, CIBC brings extensive experience and capability to the US market. CIBC operates extensive commercial and investment banking capabilities in the US.

      Administrator. BISYS serves as the Funds' administrator, transfer and dividend disbursing agent. The address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

      Custodian. Investors Bank and Trust Company serves as the Fund Custodian and performs the fund accounting. The address of Investors Bank and Trust Company is 200 Clarendon Street, Boston, MA 02117.

      Underwriter. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services serves as the Fund's principal underwriter. The address of BISYS Fund Services is 3435 Stelzer Road, Columbus, OH 43219.

      Other Business. The proxy holders have no present intention of bringing any matter before the Meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters that may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

      Future Shareholder Proposals. Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"), investors may request inclusion in the Board's proxy statement for future shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in Trust's proxy statement and is subject to limitations under the 1934 Act. Because the Trust does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

                                        By Order of the Board of Trustees,

                                        /s/ Ryan M. Louvar
                                        Ryan M. Louvar
                                        Secretary

      Dated: October 19, 2001

      SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign this proxy ballot and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

VAN NESS FUNDS
SPECIAL MEETING OF SHAREHOLDERS
November 15, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Van Ness Extended Market Index Fund

The undersigned hereby appoints Harris A. Fricker, Betsy Lawrence and Ryan M. Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held November 15, 2001 or at any adjournment or postponement thereof. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 19, 2001. This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s).

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                        Date: _______________, 2001

                                        ________________________________________
                                        Signature(s) Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING ANY PORTION(S) OF PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PORTION OR THOSE PORTIONS OF THE PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of amendments to the fundamental investment policies of the Fund.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve amendments to the following fundamental investment policies of the Fund:

A. Industry Concentration           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
B. Diversification                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
C. Borrowing Money                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
D. Issuing Senior Securities        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
E. Lending                          [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
F. Investments in Real Estate       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
G. Investments in Commodities       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
   and Commodity Contracts

PLEASE MARK YOUR PROXY BALLOT, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign this proxy ballot and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

VAN NESS FUNDS
SPECIAL MEETING OF SHAREHOLDERS
November 15, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Van Ness International Index Fund

The undersigned hereby appoints Harris A. Fricker, Betsy Lawrence and Ryan M. Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held November 15, 2001 or at any adjournment or postponement thereof. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 19, 2001. This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s).

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                        Date: _______________, 2001

                                        ________________________________________

                                        Signature(s) Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING ANY PORTION(S) OF PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PORTION OR THOSE PORTIONS OF THE PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of amendments to the fundamental investment policies of the Fund.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve amendments to the following fundamental investment policies of the Fund:

A. Industry Concentration           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
B. Diversification                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
C. Borrowing Money                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
D. Issuing Senior Securities        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
E. Lending                          [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
F. Investments in Real Estate       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
G. Investments in Commodities       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
   and Commodity Contracts

PLEASE MARK YOUR PROXY BALLOT, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign this proxy ballot and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

VAN NESS FUNDS
SPECIAL MEETING OF SHAREHOLDERS
November 15, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Van Ness Money Market Fund

The undersigned hereby appoints Harris A. Fricker, Betsy Lawrence and Ryan M. Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held November 15, 2001 or at any adjournment or postponement thereof. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 19, 2001. This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s).

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                       Date: _______________, 2001

                                       ________________________________________

                                       Signature(s) Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING ANY PORTION(S) OF PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PORTION OR THOSE PORTIONS OF THE PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of amendments to the fundamental investment policies of the Fund.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve amendments to the following fundamental investment policies of the Fund:

A. Industry Concentration           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
B. Diversification                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
C. Borrowing Money                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
D. Issuing Senior Securities        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
E. Lending                          [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
F. Investments in Real Estate       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
G. Investments in Commodities       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
   and Commodity Contracts

PLEASE MARK YOUR PROXY BALLOT, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign this proxy ballot and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

VAN NESS FUNDS
SPECIAL MEETING OF SHAREHOLDERS
November 15, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Van Ness S&P 500 Index Fund

The undersigned hereby appoints Harris A. Fricker, Betsy Lawrence and Ryan M. Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held November 15, 2001 or at any adjournment or postponement thereof. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 19, 2001. This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s).

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                       Date: _______________, 2001

                                       ________________________________________

                                       Signature(s) Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING ANY PORTION(S) OF PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PORTION OR THOSE PORTIONS OF THE PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of amendments to the fundamental investment policies of the Fund.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve amendments to the following fundamental investment policies of the Fund:

A. Industry Concentration           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
B. Diversification                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
C. Borrowing Money                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
D. Issuing Senior Securities        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
E. Lending                          [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
F. Investments in Real Estate       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
G. Investments in Commodities       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
   and Commodity Contracts

PLEASE MARK YOUR PROXY BALLOT, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please complete, date and sign this proxy ballot and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

VAN NESS FUNDS
SPECIAL MEETING OF SHAREHOLDERS
November 15, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Van Ness Total Bond Index Fund

The undersigned hereby appoints Harris A. Fricker, Betsy Lawrence and Ryan M. Louvar and each of them, as proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held November 15, 2001 or at any adjournment or postponement thereof. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 19, 2001. This Proxy when executed will be voted in the manner directed by the undersigned Shareholder(s).

ALL FORMER PROXIES ARE HEREBY REVOKED.

                                       Date: _______________, 2001

                                       ________________________________________
                                       Signature(s) Please sign exactly as your name or names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.

IF NO DIRECTION IS MADE REGARDING ANY PORTION(S) OF PROPOSAL 1, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE FOR THAT PORTION OR THOSE PORTIONS OF THE PROPOSAL.

The Board of Trustees recommends a "FOR" vote on the approval of amendments to the fundamental investment policies of the Fund.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. PROPOSAL to approve amendments to the following fundamental investment policies of the Fund:

A. Industry Concentration           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
B. Diversification                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
C. Borrowing Money                  [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
D. Issuing Senior Securities        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
E. Lending                          [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
F. Investments in Real Estate       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
G. Investments in Commodities       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
   and Commodity Contracts

PLEASE MARK YOUR PROXY BALLOT, DATE AND SIGN IT ABOVE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.